UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 27, 2007
TSB Financial Corporation
(Exact name of Small Business Issuer as specified in its charter)
North Carolina
(State or other jurisdiction of incorporation)

000-52223	20-4814503
(Commission File Number)	(IRS Employer Identification No.)
1057 Providence Road, Charlotte, North Carolina 28207
(Address of principal executive offices)
N/A
(Former name, former address and former fiscal year, if changed since last report)
(704)331-8686
(Issuer’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Officer.
(b) On March 27, 2007, TSB Financial Corporation accepted the resignation of Robert C. M. Thomas as Executive Vice President and City Executive, effective April 6, 2007. At the time of his resignation, Mr. Thomas had no disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSB Financial Corporation

	By:	/s/ Jan H. Hollar

Jan H. Hollar Executive Vice President and Chief Financial Officer

Dated March 29, 2007